                            THE DANNON COMPANY, INC.
                             1111 Westchester Avenue
                          White Plains, New York 10604



                                                                  April 18, 1991

Packaging Resources, Inc.
717 Forest Avenue
Lake Forest, IL 60045

Attention:     J. Michael Anderson
               Vice President, Sales & Marketing

RE:                     THE DANNON COMPANY, INC. / 6 OZ.
                   BLENDED DANNON CUP MOLD AND CUP MANUFACTURE

Dear Mr. Anderson:

          This letter shall memorialize the Agreement between The Dannon Company, Inc. ("DANNON") and Packaging Resources, Inc. ("PRI"), with respect to the purchase of the 6 oz. Blended DANNON cup mold ("MOLD"), and the manufacturing of 6 oz. cups for the DANNON Blended Product ("DANNON PRODUCT"). For purposes of this Agreement, the MOLD is defined to mean a MOLD frame with 24 inserts consisting of a base, cores, and cavities.

     1. PRI has agreed to manufacture, at their sole cost and expense, the MOLD necessary for PRI to manufacture and produce 6 oz. cups for the DANNON PRODUCT, however, PRI shall utilize the existing 16 cavity 6 oz. inserts from the present 16 cavity mold in the manufacture of the new MOLD. PRI agrees to be solely liable and responsible for the service, maintenance and repair of the MOLD. PRI acknowledges that the MOLD it shall manufacture shall be capable of producing cups in accordance with this Agreement. PRI acknowledges that the MOLD shall have the capacity to manufacture and produce a minimum of [__________________ _______________]* per year for the DANNON PRODUCT. In the event DANNON's per year requirements exceed the MOLD's capacity, PRI agrees, at DANNON's reasonable request, to manufacture an additional MOLD at PRI's expense in accordance with the terms of this Agreement.

     2. In consideration for PRI's manufacturing of the MOLD, DANNON agrees that PRI shall be DANNON's exclusive 6 oz. cup manufacturer for DANNON's PRODUCT at the Minster Plant. This exclusivity shall be for a period of two (2) years, commencing March 1, 1991, and ending February 28, 1993, with a one (1) year renewable option by mutual consent of the parties. DANNON agrees that its consent to the one (1) year option extension, shall be based upon PRI's performance of the 6 oz. cups, including, but not limited to, cost, quality, timely delivery, and services. In the event that either party elects not to exercise the one (1) year extension, notification must be given, in writing, no less than six (6) months prior to the termination date of this Agreement.


- --------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

     3. PRI agrees that the production of the 6 oz. DANNON CUP for the DANNON PRODUCT shall be strictly in accordance with DANNON's specifications as set forth on Schedule "A" attached hereto and incorporated herein by reference, subject to reasonable change by DANNON and each cup shall conform to DANNON's incoming quality control specification. DANNON shall have the right to inspect each shipment of the 6 oz. cups upon their delivery, and in the event that any such cup does not meet with DANNON's incoming quality control specification, DANNON shall have the right to reject the said cups and return said to PRI, at PRI's sole cost and expense.

     4. PRI and DANNON agree that the cost per cup to be charged to DANNON for the production of the 6 oz. cups shall be in accordance with Schedule "B", "Pricing Schedule", attached hereto and incorporated herein by reference. The prices listed in the attached Schedule "B", "Pricing Schedule", are effective March 1, 1991. Prices effective March 1, 1991 are based on cups manufactured using the existing 16 cavity mold. PRI agrees to adjust pricing downward to reflect actual productivity gains experienced at the time the MOLD is placed into commercial production. Price changes upward or downward for "resin" shall be implemented within thirty (30) days after PRI notifies DANNON of PRI's increase or decrease in resin, in accordance with the current resin escalator/deescalator formula included in the "Pricing Schedule". The price per thousand in the "Pricing Schedule" is subject to an annual review and may be increased by PRI a maximum of [__________]* of the non resin cost per year on March 1st of each year, (e.g., "labor", "utilities", etc.) provided that such increases are documented to DANNON to the reasonable satisfaction of DANNON. Pricing, except for possible changes due to resin as aforesaid, shall be firm for each twelve (12) month period of this Agreement. All pricing changes shall be implemented after thirty days (30) notice to DANNON. DANNON's purchase order form (copy attached as Exhibit A) shall be used to order the production of the 6 oz. cups. In the event there is a contradiction between the aforesaid purchase order form and this Agreement, this Agreement shall control.

     5. PRI agrees for the duration of the Agreement that it shall only use the MOLD for the production of DANNON's 6 oz. DANNON cup and shall not use the MOLD for any other customer, unless DANNON advises PRI that it shall require less than [_______________]* in any one (1) year of this Agreement. In the event of the aforesaid, PRI shall have the limited right to use the MOLD for other customers, provided the customer's business is not the same as or similar, to Dannon's business. In the event of a breach, threatened breach or attempted breach of this paragraph, DANNON in addition to any other remedy it may have in law or equity shall be entitled to an injunction, restraining PRI from committing


- --------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

such breach, attempted breach or threatened breach, and to the recovery of reasonable attorneys' fees and expenses, including court costs, incurred in attempting to remedy any such breach.

     6. In the event that PRI defaults on any term of this Agreement, other than as provided above in paragraph 5, DANNON shall notify PRI, in writing, of the said default, and PRI shall have fifteen (15) days to cure such defaults, to DANNON's reasonable satisfaction, or, in the event such default cannot be cured within fifteen (15) days, PRI shall immediately commence steps to cure such default, but in no event shall the time to cure exceed thirty (30) days. Upon PRI's failure to timely cure in accordance with the aforesaid, DANNON shall have the right to terminate this Agreement without further notice. Notwithstanding the aforesaid, in the event that the same default is material (e.g., cups cracked, printing illegible, etc.) and has been committed by PRI more than three
(3) times in any one year of this Agreement, or during any one year of this Agreement, persistent problems arise with respect to PRI's production of the 6 oz. cups, DANNON shall be entitled to terminate this Agreement, upon thirty (30) days written notice to PRI, without any rights for PRI to cure.

     7. Upon termination of this Agreement, or an early termination of this Agreement, as provided for above, DANNON shall have the option to purchase the MOLD. The purchase price shall be the lesser of PRI's cost of the manufactured MOLD (PRI's cost to build plus [________]* for 16 cavity 6 oz. inserts) or the value of the MOLD including inserts at the time of termination, such value to be determined by Husky Injection Molding Systems, Ltd. of Canada, less the unrecovered cost of the 16 cavity 6 oz. inserts (which is calculated as [______________________]* times number of cups produced as authorized by DANNON). For example:

     Assuming at some time:

     1. PRI's cost of manufactured MOLD is [________]* ([________]* to build plus [________]* for 16 cavity 6 oz. inserts).

     2. The value of the MOLD including inserts is [________]* as determined by Husky.

     3.   [___________]* cups have been produced as authorized by DANNON.

Then, if this Agreement is terminated, the purchase price to DANNON would be:

          [________]* (which is the lesser of 1. above and 2. above)
minus     [____________________________________]*
          [________]*

If DANNON elects to purchase the MOLD, then it shall pay to PRI, the full purchase price within thirty (30) days after termination and PRI shall assign any and all right, title and interest in the


- --------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

MOLD to DANNON, and deliver the MOLD to DANNON simultaneously with DANNON's payment of the purchase price.

     8. Notwithstanding anything to the contrary herein before set forth, this Agreement may be terminated at any time by DANNON in the event that DANNON discontinues its use of 6 oz. cups at the Minster Plant, by giving PRI thirty
(30) days prior written notice of DANNON's intention to discontinue. In this event, DANNON must purchase the mold at the purchase price set forth in paragraph 7.

PRI agrees that it cannot assign this Agreement without the prior written consent of DANNON. If this correspondence accurately sets forth your understanding with respect to our agreement, please indicate your consent by signing, at the space provided below, and thereafter this shall be a binding Agreement between us, and our respective successors and assigns.
Sincerely yours,

                                   ACCEPTED AND AGREED TO:

THE DANNON COMPANY, INC.           PACKAGING RESOURCES INC.


BY: /s/ Richard T. Browning        BY: /s/ J. Michael Anderson
   ------------------------           ----------------------------

DATE: April 23, 1991               DATE: April 25, 1991
     ----------------------             --------------------------


Attachment

                                                                      SCHEDULE A





                            [________________________]*





- --------------------
*Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                                                                      SCHEDULE A







                           [______________________________]*






- -------------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                                                                     SCHEDULE A






                      [______________________________]*







- -------------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                                   SCHEDULE A


[Two pages of schematic drawings of packaging specifications omitted. Confidential treatment requested for such schematic drawings. Unredacted version is on file with the Securities and Exchange Commission.]

                               PRICING SCHEDULE B



                                  CONFIDENTIAL

                        PACKAGING RESOURCES INCORPORATED

                   Pricing Schedule - Effective March 1, 1991




                                                                    Price
Part Description                                                  Delivered
- ----------------                                                  ---------

C302 6 oz.               White Cup Printed                       [_________]*

C302 6 oz.               White Cup Printed                       [________]*



Title:         F.O.B. PRI Point of Manufacture

Freight:       Motor Freight Prepaid [_________________________]*

Terms:         Net 30 Days




RESIN ESCALATOR / DEESCALATOR

Price Change of [_______]* for each $0.01 / # of Resin Change

*         Pricing based on 16 cavity mold production.

** Pricing based on 24 cavity mold, effective 8/1/91 [__________]* less three (3) year amortization of existing sixteen (16) inserts at [______]* units at [_______]* annually.




- --------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

July 10, 1992

PACKAGING RESOURCES, INC.
717 Forest Avenue
Lake Forest, IL 60045

Attention:  J. Michael Anderson
            Vice President, Sales & Marketing

RE:                 THE DANNON COMPANY, INC.
                    AMENDED 6 OZ. BLENDED CUP MOLD AND
                    CUP MANUFACTURE AGREEMENT
                    -----------------------------------

Dear Mr. Anderson:

This letter shall memorialize our amendment to the current agreement between Packaging Resources, Inc. (PRI) and The Dannon Company, Inc. (DANNON) dated April 18, 1991. We agree as follows:

1. PRI shall modify one existing 16 cavity base with cavities sufficient to produce the present 6 oz. design cup for Dannon. The aforesaid modification shall be completed on or before September 1, 1992 in order that PRI shall be able to commence production of the present design cup for Dannon Product by September 1, 1992. The cost for this modification shall be [__________]* and PRI shall be solely responsible for all costs and expenses regarding same.

2. Upon written notification by DANNON, PRI builds tooling necessary for conversion to "swirl" design as follows:

     a.        Single Cavity
               -------------
                 [_______]

     b. Upon written approval by DANNON of the "swirl" design cups from the single cavity, PRI proceeds to build production tooling as follows:

               (1) 16 Cavity Tool       (1) 24 Cavity Tool
               -------------------      -------------------
                    [_______]*               [_______]*
               (24 Weeks leadtime)      (24 Weeks leadtime)

          (Approximately [_______________]* per month capacity with both "Swirl" design molds)

          Present supply Agreement extended to terminate April 30, 1995, with a one (1) year renewable option by mutual consent of the parties.


- --------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

     c. PRI builds all above tools [__________]*, owns and maintains all tooling.

     d. DANNON agrees to purchase [__________]* "Swirl" design approved cups over the two year period beginning May 1, 1993 or the delivery date of cups approved by DANNON, whichever is later.

          DANNON agrees to pay PRI [_______]* for any balance short of this quantity.

     e.   See Schedule B-1 for swirl cup design pricing schedule.

3. If Dannon elects not to proceed with "Swirl" design, present design cup Agreement will be extended to terminate February 28, 1994, with a one (1) year renewable option by mutual consent of the parties.

4. Except as otherwise set forth in paragraphs 1 through 3, all of the other terms and conditions of the Agreement between PRI and DANNON, including but not limited to, confidentiality shall remain in full force and effect.

If the above accurately sets forth your understanding with respect to the amendments to our agreement, please indicate same by signing at the foot hereof, return same to the undersigned, and thereafter this shall become a binding amendment between us to the above-referenced Agreement.

Sincerely,
/s/ John Sofia                /s/ Donald L. Junker
John Sofia                    Donald L. Junker
Purchasing Manager            Director of Materials Management


                              THE DANNON COMPANY, INC.

Witness: /s/ Claudia Johnson  By: /s/ Donald E. Devine, II
        --------------------     --------------------------------
                                 Donald E. Devine, II

                              Title: Vice President, Finance

                              Date:   7/15/92
                                   -------------------------------


- --------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                              PACKAGING RESOURCES, INC.


Witness:                      By: /s/ J. Michael Anderson
        ---------------          ---------------------------------
                              Title: Vice President

                              Date: 8/1/92
                                   -------------------------------

                                  Schedule B-1



                        PACKAGING RESOURCES INCORPORATED

                                Pricing Schedule
                             Effective July 1, 1992



                            THE DANNON COMPANY, INC.

                             Ship to: Minster, Ohio


Part Description         Price/M        Price/M        Price/M
- ----------------         -------        -------        -------

POLYPROPYLENE            Sidewall       Sidewall       Sidewall
                         [       ]*     [       ]*     [       ]*

C302 6 oz.  White Cup    [____]*        [____]*        [____]*
  "Swirl" Design
  Printed (Up to 6 Color
           Process)



Title:    F.O.B. Packaging Resources, Inc. Point of Manufacture
Freight: Packaging Resources Arranges for, Prepays and Absorbs Customer Pickup Credit of [_____]* Allowed
Terms:    Net 30 Days
          Sale subject to credit approval

Resin Cost Index:   [______]*



CURRENT RESIN ESCALATOR/DEESCALATOR

Price change of [_____]* for each $0.01/# of resin change
([    ]* Wall)
Price change of [_____]* for each $0.01/# of resin change
([    ]* Wall)
Price change of [_____]* for each $0.01/# of resin change
([    ]* Wall)




- --------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

APRIL 4, 1994



MR. TERRY CULLEN
VP SALES AND MARKETING
PACKAGING RESOURCES, INC.
ONE CONWAY PARK
100 FIELD DRIVE, SUITE 300
LAKE FOREST, ILLINOIS 60045

               RE:   4OZ, 6OZ AND 8OZ CUP SUPPLY AGREEMENT
                     -------------------------------------
DEAR TERRY:

THIS LETTER SHALL MEMORIALIZE OUR ARRANGEMENT TO REVISE THE EXISTING 4OZ, 6OZ AND 8OZ CUP SUPPLY AGREEMENT IN ACCORDANCE WITH THE TERMS AND CONDITIONS AS HEREINAFTER SET FORTH.

     1) PRI WILL MODIFY, AT ITS EXPENSE, ALL SEVEN (7) EXISTING 8OZ CUP MOLDS TO CONFORM TO DANNON SPECIFICATION DRAWING NUMBER 70L3.080.007 DATED 3/28/94. DANNON WILL PAY FOR THE SEAL BEAD REVISION PORTION OF THIS MODIFICATION.

     2) PRI WILL BUILD, AT ITS EXPENSE, A SIXTEEN (16) AND A TWENTY FOUR (24) CAVITY 8OZ CUP MOLD TO ACCOMMODATE DANNON CUP REQUIREMENTS. THE SIXTEEN (16) CAVITY MOLD IS SCHEDULED FOR COMPLETION JULY 1994. THE TWENTY FOUR (24) CAVITY MOLD IS SCHEDULED FOR COMPLETION DECEMBER 1994.

     3) PRI WILL WAREHOUSE SPRINKL'INS 4OZ CUPS, FOR BOTH THE USA AND MEXICAN MARKET, AT ITS FORT WORTH, TEXAS PLANT TO INSURE "JUST IN TIME" DELIVERY TO DANNON'S FORT WORTH, TEXAS PLANT.

     4) PRI WILL IMPLEMENT A UNIFORM (LAB COAT) POLICY FOR DANNON PACKAGE PRODUCTION/PRINTING PERSONNEL AT BOTH ITS NEW VIENNA, OHIO AND FORT WORTH, TEXAS PLANTS.

     5) FOR THE 4OZ, 6OZ AND 8OZ CUPS, NO CPI NON RESIN PRICE ADJUSTMENT WILL BE MADE. THE ANNUAL REVIEW DATE FOR ANY CPI NON RESIN INCREASE IS CHANGED TO JANUARY 1 BEGINNING JANUARY 1, 1995. AT WHICH TIME, ADJUSTMENTS WILL BE CONSIDERED BASED ON THE PERIOD JANUARY 1, 1994 THROUGH DECEMBER 31, 1994.

     6) DANNON WILL EXTEND THE EXISTING 4OZ, 6OZ AND 8OZ CUPS SUPPLY AGREEMENTS TO EXPIRE JANUARY 1, 1996.

EXCEPT AS OTHERWISE SET FORTH ABOVE, DANNON AND PRI REAFFIRM AND AGREE THAT ALL OTHER TERMS AND CONDITIONS OF OUR EXISTING 4OZ, 6OZ AND 8OZ CUPS AGREEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT FOR THE ONE (1) YEAR EXTENSION AND ANY SUBSEQUENT RENEWALS, IF ANY.

IF THE ABOVE ACCURATELY SETS FORTH YOUR UNDERSTANDING WITH RESPECT TO OUR AGREEMENT, PLEASE INDICATE SAME SIGNING ON THE LINE PROVIDED, AND THEREAFTER, THIS SHALL BE A BINDING AGREEMENT AMONG OURSELVES AND OUR RESPECTIVE SUCCESSORS AND ASSIGNS. WE LOOK FORWARD TO A CONTINUING BENEFICIAL RELATIONSHIP.

SINCERELY,



 /s/ John Sofia                          /s/ Donald L. Junker
- -------------------------               ---------------------------
JOHN SOFIA                              DONALD L. JUNKER
PURCHASING MANAGER                      VP PURCHASING


THE DANNON COMPANY, INC.

BY: /s/ Donald E. Devine, II
   -------------------------

TITLE: Vice President, Finance
      ------------------------

DATE: 4/3/94
     -------------------------


CONSENTED TO AND AGREED TO:

PACKAGING RESOURCES, INC.

BY: /s/ Terrance V. Cullen
   -------------------------

TITLE: V.P. Sales and Marketing
      -------------------------

DATE: 4/6/94
     ---------------------------

4OZ CUP   -    REVISED AGREEMENT DATED 7/10/92
6OZ CUP   -    REVISED AGREEMENT DATED 7/10/92
8OZ CUP   -    AGREEMENT DATED 12/9/91

June 26, 1995


Mr. Terrence V. Cullen
PACKAGING RESOURCES INCORPORATED
One Conway Park
100 Field Drive, Suite 300
Lake Forest, Illinois 60045

RE: THE DANNON COMPANY, INC./6OZ. DANNON CUP MOLD AND CUP MANUFACTURE AGREEMENT DATED JULY 10, 1992 ("AGREEMENT")

Dear Terry:

This letter shall memorialize an amendment to the Agreement between Packaging Resources Incorporated (PRI) and the Dannon Company, Inc. (DANNON) dated
July 10, 1992, with revision dated April 4, 1994.  We agree as follows:

1. PRI has built, at its expense, one unit cavity 6 oz. cup injection mold to conform to PRI 6 oz. cup drawing number 7001.074.001 dated 6/19/95. (SEE
     EXHIBIT 1).  This unit cavity injection mold cost [_____]*.

2. PRI will, at its expense, construct an injection mold, parts handling, and mandrels compatible with forecasted 6 oz. requirements. The parts provided will conform to drawing number 7001.074.001 dated 6/19/95. Production of 6 oz. cup conforming to drawing number 7001.074.001 dated 6/19/95 is targeted to begin by December 1995. The estimated mold and associated costs are:

     -    One (1) NEW 32-cavity injection mold at [______]*.
     -    One (1) NEW parts handling equipment for 32-cavity mold at [____]*.
     -    NEW print mandrels at [____]*.

3. DANNON and PRI agree to extend the termination date of Agreement to December 31, 1997.


Initial   /s/DLJ                   Initial /s/TVC
       ------------------                 -----------------------
DANNON                             PRI


- --------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

June 26, 1995
Mr. Terrence Cullen
Dannon Cup Mold and Cup Manufacture Agreement, 6 oz.
Page 2



4. DANNON and PRI agree the cost per cup to be charged to DANNON shall be in accordance with a Price Schedule based on the price range appearing on Schedule "A" dated 1/27/95 attached hereto.

Except as otherwise set forth above, DANNON and PRI reaffirm and agree that all other provisions of the Agreement shall remain in full force and effect through the term of this Agreement and any extensions thereof.

If the above accurately sets forth your understanding with respect to our Agreement, please indicate by signing on the line provided, and thereafter, this shall be a binding Agreement among ourselves and our respective successors and assigns. We look forward to a continuing beneficial relationship.

Sincerely,



 /s/ John Sofia                     /s/ Donald L. Junker
- ----------------------------       ------------------------------
John Sofia                         Donald L. Junker
Purchasing Materials Manager       Vice President Purchasing


                                   Consented to and Agreed to:

THE DANNON COMPANY, INC.           PACKAGING RESOURCES
                                   INCORPORATED

By: /s/ Donald L. Junker           By: /s/ T.V. Cullen
   ---------------------------        ---------------------------

Title: Vice President, Purchasing  Title:V.P. Sales and Marketing
      ---------------------------        -------------------------

Date: 6/27/95                      Date: 7/9/95
     ----------------------------       -------------------------

                                    EXHIBIT 1

[Schematic drawings of 6oz. tall container omitted. Confidential treatment requested for such schematic drawings. Unredacted version is on file with the Securities and Exchange Commission.]

                                  SCHEDULE "A"


Friday, January 27, 1995

John Sofia
The Dannon Company, Inc.
120 White Plains Road
Tarrytown, New York 10591

Re:  PRICE PROPOSAL, 74MM 6OZ CONTAINERS

Dear John:

Summarizing our position relative to the above revised container designs:

- --------------------------------------------------------------------------------

          Wall Thickness      Price/M        Index
          --------------      -------        -----
          [___]*              [_____]*       "45"
          [___]*              [_____]*       "45"
          [___]*              [_____]*       "45"
          [___]*              [_____]*       "45"
          [___]*              [_____]*       "45"
          [___]*              [_____]*       "45"




                         [omitted material on original]



- --------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.